Exhibit 99.1

UNDER ARMOUR OUTLINES PRODUCT, BRAND, AND
COMMERCIAL STRATEGIES AT INVESTOR MEETING;
REITERATES FULL-YEAR FISCAL 2025 OUTLOOK

BALTIMORE, Dec. 12, 2024 – Under Armour, Inc. (NYSE: UAA, UA) hosted an investor meeting in New York City today. At the meeting, senior executives provided an in-depth qualitative overview of the company's product, brand, and commercial strategies and other key initiatives being executed to strengthen its ability to deliver improved value creation to shareholders over the long term. Additionally, the company reiterated its full-year fiscal 2025 outlook, which it provided in conjunction with its second-quarter fiscal 2025 earnings results in November.
“Today, we reviewed our plans to enhance and fortify the Under Armour brand, highlighting our seasoned leadership team’s commitment to ensuring consistent execution with improved alignment, clarity, and confidence about our future direction,” shared Under Armour President and CEO Kevin Plank. “As a global Sports House – capable of equipping athletes head to toe on and off the field, pitch, or court – we are hard at work putting in place the people, structures, and strategies essential to realizing Under Armour’s full potential over the long-term.”
Key elements of Under Armour’s strategy centered on four pillars:
Product
•Streamline our creation engine, assortment, and merchandising approach to deliver a simplified, more deliberate presentation with athletes and customers.
•Revolutionize products through redefined processes, including transformative innovations steeped in performance and significantly improved design language to increase consideration.
•Ensure an aligned category-centric, go-to-market process to facilitate a holistic connection between athletes’ needs and our global and regional commercial strategies.
Story
•Evolve our operating model to be consumer-led through collaborative alignment and clear accountability across our product, marketing, and commercial functions to increase brand affinity.
•Engage Under Armour’s underdog positioning infused with resilience and grit through our Sports House positioning in all aspects of storytelling.
•Utilize our existing marketing investment more effectively to launch the most significant and impactful activation in our history to amplify awareness and consideration to win the hearts of young team sports athletes.
Service
Execute market specific commercial strategies across our regions focused on the following:
•Americas: reset and strengthen the brand through disciplined marketplace management by optimizing promotional levels, sharpening our segmentation strategies, and driving a more premium representation of the brand; reinvigorate our focus on Team Sports to connect with young athletes; and reprioritize our marketing investments to drive brand-right, brand-building activations that elevate consumer perception.
•Europe, Middle East, and Africa: protect our brand strength by continuing to leverage our reputation as one of the highest-performing athletic team sports brands with a disciplined approach to premium distribution and brand-right segmentation; focus on regionally relevant sports categories to expand our addressable market opportunities; and build on success in the United Kingdom to scale into other key countries including France, Germany, and Spain.
•Asia-Pacific: protect the brand while navigating the near-term dynamic environment; elevate channel discipline to ensure premium revenue quality; and leverage global marketing activation to increase awareness and drive engagement across core categories.
Team
•Leverage our strengthened, experienced leadership team and passionate teammates to improve our ability to execute our strategies with increased alignment, efficiency, and effectiveness.
•Prioritize key initiatives to optimize capacity utilization and productivity and align with our strategies to strengthen the Under Armour brand.
•Energize a culture of leadership, teamwork, and accountability that is communicative, collaborative, and passionate.
“With a significantly strengthened product lineup coming in Fall 2025, a clear underdog brand positioning, and purposeful, disciplined marketplace management, I am confident that our actions are gaining traction,” continued Plank. “We are running a more agile and focused company, and our strategies are fostering renewed brand strength, which we believe will ultimately improve our ability to drive sustainable, profitable growth for our shareholders.”
Meeting Presenters
In addition to Under Armour President and CEO Kevin Plank, additional presenters from senior management included Yassine Saidi, Chief Product Officer; Kyle Blakely, SVP, Innovation, Testing & Development; Yuron White, SVP, Sportswear, Basketball/Curry, Run & Collabs; Eric Liedtke, EVP, Brand Strategy; Jason Archer, Managing Director, APAC; Kara Trent, President, Americas; and Kevin Ross, Managing Director, EMEA.
Presentation
All presentations will be archived at https://about.underarmour.com/en-us/investors/press-releases--events---presentations.html following the conclusion of the event.
About Under Armour, Inc.
Under Armour, Inc., headquartered in Baltimore, Maryland, is a leading inventor, marketer, and distributor of branded athletic performance apparel, footwear, and accessories. Designed to empower human performance, Under Armour’s innovative products and experiences are engineered to make athletes better. For more information, please visit http://about.underarmour.com.

Forward-Looking Statements
Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding our future financial condition or results of operations, our prospects and strategies for future growth and improving our operations, the development and introduction of new products and innovations, the implementation of our marketing and branding strategies and the future benefits and opportunities from significant investments. In many cases, you can identify forward-looking statements by terms such as "may," "will," "could," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "outlook," "potential," or the negative of these terms or other comparable terminology. The forward-looking statements in this press release reflect our current views about future events. They are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe the expectations reflected in the forward-looking statements are reasonable, they are inherently uncertain. We cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Several important factors could cause actual results to differ materially from those indicated by these forward-looking statements, including, but not limited to: changes in general economic or market conditions, including increasing inflation, that could affect overall consumer spending or our industry; increased competition causing us to lose market share or reduce the prices of our products or increase our marketing efforts significantly; fluctuations in the costs of raw materials and commodities we use in our products and our supply chain (including labor); our ability to successfully execute our long-term strategies; our ability to effectively drive operational efficiency in our business; changes in the financial health of our customers; our ability to effectively develop and launch new, innovative, and updated products; our ability to accurately forecast consumer shopping and engagement preferences and consumer demand for our products and manage our inventory in response to changing demands; our ability to successfully execute any potential restructuring plans and realize their expected benefits; our ability to comply with existing trade and other regulations, and the potential impact of new trade, tariff, and tax regulations on our profitability; loss of key customers, suppliers, or manufacturers; our ability to further expand our business globally and drive brand awareness and consumer acceptance of our products in other countries; our ability to manage the increasingly complex operations of our global business; the impact of global events beyond our control, including military conflicts; the impact of global or regional public health emergencies on our industry and our business, financial condition, and results of operations, including impacts on the global supply chain; our ability to successfully manage or realize expected results from significant transactions and investments; our ability to effectively market and maintain a positive brand image; our ability to attract key talent and retain the services of our senior management and other key employees; our ability to effectively meet regulatory requirements and stakeholder expectations with respect to sustainability and social matters; the availability, integration, and effective operation of information systems and other technology, as well as any potential interruption of such systems or technology; any disruptions, delays, or deficiencies in the design, implementation, or application of our global operating and financial reporting information technology system; our ability to access capital and financing required to manage our business on terms acceptable to us; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; risks related to data security or privacy breaches; and our potential exposure to and the financial impact of litigation and other proceedings. The forward-looking statements contained in this press release reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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Under Armour Contacts:
Lance Allega
SVP, Investor Relations, Treasury and Corporate Development
(410) 246-6810